UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITES EXCHANGE ACT OF 1934


Date of Report (Date of earliest events reported)   October 31, 2000
                                                    --------------------
                                                    October 31, 2000
                                                    --------------------


                      PUBLIC SERVICE COMPANY OF NEW MEXICO
             (Exact name of registrant as specified in its charter)


         New Mexico                                          85-0019030
 ---------------------------     Commission              ----------------------
(State or Other Jurisdiction     File Number 1-6986        (I.R.S. Employer
     of Incorporation)                       ------      Identification) Number)



  Alvarado Square, Albuquerque, New Mexico                      87158
  ----------------------------------------                      -----
  (Address of principal executive offices)                    (Zip Code)



                                 (505) 241-2700
                                 --------------

              (Registrant's telephone number, including area code)


                         ------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits

99.1     Press release issued by the Company on October 31, 2000.

99.2 Slide presentation by the Company's Chairman, President and Chief Executive Officer, Jeff Sterba, at the Edison Electric Institute's 35th Annual Financial Conference on Tuesday, October 31, 2000 scheduled to be delivered at 1:30 PM (EST).

Item 9.  Regulation FD Disclosure

The Company is filing as exhibits to this Form 8-K its' (1) press release issued on October 31, 2000 and (2) certain information from the accompanying slide presentation by the Company's Chairman, President and Chief Executive Officer, Jeff Sterba, at the Edison Electric Institute's 35th Annual Financial Conference on Tuesday, October 31, 2000 scheduled to be delivered at 1:30 PM (EST). This presentation will be simultaneously webcast through pnm.com and will be available for replay at the same website for ten days.


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


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       PUBLIC SERVICE COMPANY OF NEW MEXICO
                                       -------------------------------------
                                                    (Registrant)


Date:  October 31, 2000                          /s/ John R. Loyack
                                       -------------------------------------
                                                   John R. Loyack
                                        Vice President, Corporate Controller
                                            and Chief Accounting Officer
                                             (Officer duly authorized
                                               to sign this report)



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